As filed with the Securities and Exchange Commission on February 7, 2002


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2002


                             WILLIAMS SCOTSMAN, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                       033-68444               52-0665775
         --------                       ---------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                8211 TOWN CENTER DRIVE, BALTIMORE, MARYLAND 21236
                -------------------------------------------------
                    (Address of principal executive offices)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (410) 931-6000
        -----------------------------------------------------------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 6, 2002, we issued a press release relating to our earnings for the fourth quarter of 2001 and the year ended December 31, 2001. The press release is attached as Exhibit 99.1 to this report.

On February 7, 2002, we issued a press release pursuant to Rule 135c under the Securities Act of 1933 relating to our proposed offering of $100 million of our 9 7/8% Senior Notes due 2007. The press release is attached as Exhibit 99.2 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press release of Williams Scotsman, Inc., dated February 6,
                  2002

99.2              Press release of Williams Scotsman, Inc., dated February 7,
                  2002

99.3              Certain information relating to the Company


ITEM 9.  REGULATION FD DISCLOSURE.

Certain information relating to the Company is attached as Exhibit 99.3 to this report and is incorporated by reference into this report for purposes of this item only.

The matters described in this filing contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the Company's ability to refinance its existing credit facility; the Company's ability to service debt; changing market trends in the mobile office industry; general economic and business conditions including a prolonged or substantial recession; the Company's ability to finance fleet and branch expansion, locate and finance acquisitions, and integrate acquired businesses into its operations; the Company's ability to implement its business and growth strategy and maintain and enhance its competitive strengths; the Company's ability to obtain financing for general corporate purposes; intense industry competition; availability of key personnel; industry over-capacity; changes in, or the Company's failure to comply with, government regulations; and other factors detailed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update such information.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 2002         WILLIAMS SCOTSMAN, INC.


                                By: /s/ Gerard E. Keefe
                                    -------------------------------------------
                                    Name:   Gerard E. Keefe
                                    Title:  Senior Vice President, Chief
                                            Financial Officer and Treasurer





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